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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TRIPATH TECHNOLOGY INC.
(Name of Registrant as Specified In Its Charter)

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TRIPATH TECHNOLOGY INC.
2560 Orchard Parkway
San Jose, CA 95131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2003

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Tripath Technology Inc., a Delaware corporation (the "Company"). The meeting will be held on Monday, June 16, 2003 at 10:00 a.m., local time, at the Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California 95054, for the following purposes:

          1.     To approve the amendment of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to provide for cumulative voting (Proposal One);

          2.     To elect directors to serve for the ensuing year and until their successors are elected (Proposal Two);

          3.     To approve an increase in the aggregate number of shares of common stock authorized for issuance under the Company's 2000 Stock Plan, as amended, by 2,000,000 shares, and to increase the annual limit on the number of shares available for option grants to an individual pursuant to the Company's 2000 Stock Plan from 200,000 to 500,000 shares (Proposal Three);

          4.     To approve the amendment and restatement of the Certificate to allow for the removal of directors in compliance with California corporate law (Proposal Four);

          5.     To approve amendments to the Certificate to effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's common stock between and including five and twenty would be combined into one share of such stock and to authorize the Company's board of directors to select and file one such amendment (Proposal Five); and

          6.     To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is May 16, 2003. On May 16, 2003 there were [            ] shares of common stock outstanding and entitled to vote. Each such share is entitled to one vote. Only stockholders of record at the close of business on May 16, 2003 may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ Adya S. Tripathi Adya S. Tripathi President and Chief Executive Officer
San Jose, California [May 20], 2003

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

TRIPATH TECHNOLOGY INC.
2560 Orchard Parkway
San Jose, CA 95131

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
June 16, 2003

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the board of directors of Tripath Technology Inc. (sometimes referred to as the "Company" or "Tripath") is soliciting your proxy to vote at the Company's 2003 annual meeting. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about [May 20], 2003 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on May 16, 2003 will be entitled to vote at the annual meeting.

  Stockholders of Record: Shares Registered in Your Name

        If on May 16, 2003 your shares were registered directly in your name with Tripath's transfer agent, Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on May 16, 2003 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

May I attend the annual meeting?

        All stockholders of record as of the close of business on May 16, 2003 may attend the annual meeting. You must have a proxy card, or other evidence of your ownership of shares eligible to be voted as of the record date (such as a copy of your brokerage or bank account statement), to attend the annual meeting. Also, stockholders will be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting. No items will be allowed into the annual meeting that might pose a concern for the safety of those attending.

        If you are a registered stockholder, you will receive a proxy card in the mail. Please bring the proxy card, or other evidence of your ownership of shares eligible to be voted as of the record date, to the annual meeting.

        If a broker, bank, trustee, nominee or other third party holds your shares, please inform that party that you plan to attend the annual meeting and ask for a legal proxy. Bring the legal proxy to the stockholder registration area when you arrive at the annual meeting and we will admit you to the annual meeting. If you cannot obtain a legal proxy in time, we will admit you to the annual meeting if you bring a copy of your brokerage or bank account statement showing that you owned Tripath stock as of May 16, 2003.

What am I voting on?

        The following five matters are scheduled for a vote:

  •
  The proposed amendment of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to provide for cumulative voting (Proposal One);

  •
  The election of four directors (Proposal Two);

  •
  The proposed 2,000,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Stock Plan, and the proposed increase in the annual limit on the number of shares available for option grants to an individual pursuant to the Company's 2000 Stock Plan from 200,000 to 500,000 shares (Proposal Three);

  •
  The proposed amendment of the Certificate to allow for the removal of directors in compliance with California corporate law (Proposal Four); and

  •
  The proposed amendments to the Certificate to effect a reverse stock split, pursuant to which any whole number of outstanding shares of our common stock between and including five and twenty would be combined into one such share and to authorize our board of directors to select and file one such amendment (Proposal Five).

How do I vote?

        You may either vote "For" all of the nominees to the board of directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

  •
  To vote in person: come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card: simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone: dial toll-free 1-800-435-6710 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, on June 15, 2003, to be counted.

  •
  To vote on the Internet: go to (http://www.eproxy.com/trph) to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, on June 15, 2003, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Tripath. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon other than the election of directors, you have one vote for each share of common stock you own as of May 16, 2003. If Proposal 1 is approved, you will be entitled to cumulative voting for the election of directors. Cumulative voting is a method of voting in which a stockholder may cast as many votes for directors as he or she has shares of stock multiplied by the number of directors to be elected.

        The provisions of our current Certificate prohibit cumulative voting. However, we believe that we are subject to Section 2115 of the California General Corporation Law, which, among other things, requires companies operating within the State of California to allow their stockholders to cumulate their votes for the election of directors. The board of directors of the Company recommends that you approve Proposal 1 to amend the Certificate to allow cumulative voting.

        If Proposal 1 is approved, the annual meeting may be adjourned until such time as the approved amendment to the Certificate is filed with the Secretary of State of the State of Delaware. Once the amendment to the Certificate is filed with the Secretary of State of the State of Delaware, so long as the Company remains subject to Section 2115 of the California General Corporation Law, you will be entitled to cumulative voting for the election of directors.

        Under cumulative voting, you have four votes for each share of common stock you own. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is properly nominated before the voting in accordance with the Company's bylaws, and at least one stockholder gives notice at the annual meeting, before the voting, that he or she intends to cumulate votes. If you do not specify how to distribute your votes, your proxy holders (the individuals named on your proxy card) will cumulate votes using their judgment.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

  •
  "For" the approval of the amendment of the Certificate to provide for cumulative voting,

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  "For" the election of all four nominees for director,

  •
  "For" the approval of the Company's 2000 Stock Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,000,000 shares, and to increase the annual limit on the number of shares available for option grants to an individual from 200,000 to 500,000 shares,

  •
  "For" the approval of the amendment of the Certificate to allow for the removal of directors in compliance with California corporate law, and

  •
  "For" the approval of amendments to the Certificate to effect a reverse stock split.

        If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not currently have any contracts or arrangements with such persons that would require us to pay additional compensation.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

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  You may submit another properly completed proxy card with a later date.

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  You may send a written notice that you are revoking your proxy to our Secretary at 2560 Orchard Parkway, San Jose, California 95131.

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  You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

  •
  To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by [January 21], 2004, to Tripath's Secretary at 2560 Orchard Parkway, San Jose, California 95131. To be eligible, a stockholder's notice to the Secretary must set forth:

  i.
  the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

  ii.
  a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

  iii.
  if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

  iv.
  such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

  v.
  if applicable, the consent of each nominee to serve as director of the corporation if so elected.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, except Proposals 1, 4 and 5. For Proposals 1, 4 and 5, broker non-votes will have the same effect as "Against" votes.

How many votes are needed to approve each proposal?

  •
  To be approved, Proposal No. 1 (proposed amendment of the Certificate to provide for cumulative voting) must receive a "For" vote from the majority of the shares outstanding and entitled to vote as of the record date, by voting either in person or by proxy. If you do not vote, or if you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

  •
  For Proposal 2, the election of directors, the four nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3 (proposed 2,000,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Stock Plan, and an increase in the annual limit on the number of shares available for option grants to an individual pursuant to the Company's 2000 Stock Plan from 200,000 to 500,000 shares) must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you attend the annual meeting but do not vote, or if you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 4 (proposed amendment of the Certificate to allow for the removal of directors in compliance with California corporate law) must receive a "For" vote from the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares outstanding and entitled to vote as of the record date, by voting either in person or by proxy. If you do not vote, or if you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

  •
  To be approved, Proposal No. 5 (to approve amendments to the Certificate to effect a reverse stock split) must receive a "For" vote from the majority of the shares outstanding and entitled to vote as of the record date, by voting either in person or by proxy. If you do not vote, or if you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if at least a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, are represented by votes at the annual meeting or by proxy.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2003.

PROPOSAL 1

AMENDMENT OF ARTICLE FOURTEEN OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        In November 2002, the listing of our common stock was moved from the Nasdaq National Market to The Nasdaq SmallCap Market. This transfer caused us to lose our automatic exemption from certain sections of California corporate law pursuant to Section 2115 of the California General Corporation Law. Among other things, Section 2115 requires non-exempt companies operating within the State of California to provide for cumulative voting for the election of directors. Article Fourteen of our current Certificate is in conflict with this requirement. To remedy this conflict, we are seeking your vote in Proposal 1 to amend Article Fourteen of our current Certificate to provide that, at such times as the Company is subject to Section 2115, cumulative voting will be allowed for the election of directors.

VOTE REQUIRED

        The approval of the amendment of Article Fourteen of the Certificate requires the affirmative vote of a majority of the shares outstanding and entitled to vote as of the record date, voting either in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF AMENDING ARTICLE FOURTEEN OF THE CERTIFICATE.

Overview

        Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California and which are not otherwise exempt from Section 2115 are subject to a number of key provisions of the California General Corporation Law. Because the Company had significant contacts with California during the period specified in Section 2115, the Company believes that it is currently subject to Section 2115. Accordingly, the Company must comply with certain provisions of the California Law, including Section 708, regarding cumulative voting.

        Our board of directors has unanimously approved the amendment of Article Fourteen of the Certificate to bring our Certificate into compliance with the California General Corporation Law. The board of directors has recommended that the proposed amendment be presented to our stockholders for approval. You are now being asked to vote upon the amendment of Article Fourteen of our Certificate to provide that, at such times as the Company is subject to Section 2115, cumulative voting will be allowed for the election of directors. The text of the form of the proposed amended and restated Certificate is attached to this proxy statement as Appendix B.

        In the future, we will not be subject to Section 2115 if:

  •
  we are qualified for trading as a national market security on the Nasdaq National Market or listed for trading on a national securities exchange, or

  •
  during any income year less than 50% of our outstanding voting securities are held of record by persons having addresses in California, or

  •
  we fall below a certain threshold with respect to the amount of business we conduct in California.

        The following table sets forth the material differences in our corporate governance if Section 2115 applies, or if it does not apply:

Subject	Section 2115	Non-Section 2115
Election of Directors	Cumulative voting is allowed, which allows each shareholder to vote the number of votes equal to the number of candidates multiplied by the number of votes to which the shareholders' shares are normally entitled in favor of one candidate.	No cumulative voting is allowed; accordingly a holder of 50% or more of voting stock controls election of all directors.
Removal of Directors	Removal with or without cause by the affirmative vote of the holders of a majority of outstanding voting stock is allowed.	If the board of directors is classified, removal is only allowed for cause upon the affirmative vote of a majority of the outstanding voting stock entitled to vote in the election of directors.
Supermajority Vote Requirement	To institute a supermajority provision, the amendment must be approved by at least as large a proportion as would be required under the amendment.	Simple majority may adopt amendment providing for supermajority.
Dividend Distribution	Dividends are only payable out of the surplus of retained earnings and if, immediately after the distribution, a company's assets are at least equal to its liabilities.	Dividends are payable out of either the surplus of retained earnings or out of the company's net profits for the year the distribution takes place, or the preceding year.
Dissenter's Rights
	Generally available in any type of reorganization, including a merger, sale of assets or sale/exchange of shares. If the shares are listed on an exchange, 5% of the shareholders must assert their right for any shareholder to have these rights.	Generally only available in a merger. No rights so long as the company's common stock is quoted on the Nasdaq National Market or listed on an exchange, or is held by over 2,000 stockholders of record.

        In addition to these differences, Section 2115 also provides for information rights and required filings in the event a company effects a sale of assets or completes a merger.

        The general effect of amending Article Fourteen of the Certificate will be to provide that, at such times as the Company is subject to Section 2115, stockholders will be entitled to cumulate their votes at any annual or special meeting at which stockholders are voting among nominees for directors. If Proposal 1 is approved and cumulative voting is allowed at the 2003 annual meeting, so long as the Company is subject to Section 2115, each stockholder would have four votes for each share of common stock owned by such stockholder and each stockholder would be able to cast all votes for one candidate, or distribute votes among different candidates as the stockholder would choose. Under the requirements of California corporate law, a stockholder may only cumulate votes (cast more than one vote per share) for a candidate if the candidate is nominated in accordance with the Company's bylaws prior to the voting and at least one stockholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1

PROPOSAL 2

ELECTION OF DIRECTORS

        Tripath's board of directors consists of four directors. The board of directors approved a slate of four nominees for director this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director's death, resignation or removal. Each nominee listed below is currently a director of the Company. All of these directors were elected by the stockholders, and none of them were elected by the board of directors.

VOTE REQUIRED

        Directors are elected by a plurality of the votes properly cast in person or by proxy. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

CUMULATIVE VOTING

        Cumulative voting is a method of voting by which a stockholder may cast as many votes for directors as he or she has shares of stock multiplied by the number of directors to be elected. Therefore, under cumulative voting, you would have four votes for each share of common stock you own and you would be able to cast all of your votes for one candidate, or distribute your votes among different candidates as you would choose. Under cumulative voting, votes may be cumulated (cast more than one vote per share) for a candidate only if the candidate was nominated before the voting in accordance with our bylaws and at least one stockholder gave notice at the annual meeting, before the voting, that he or she intends to cumulate votes.

NOMINEES

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. The nominees have consented to be named nominees in the proxy statement and to continue to serve as directors if elected. If a nominee becomes unable or declines to serve as a director or if additional persons are nominated at the annual meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below if possible (or, if new nominees have been designated by the board of directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

        The Company is not aware of any reason that any of the nominees will be unable or will decline to serve as directors. The term of office of each person elected as a director will continue until the Company's annual meeting of stockholders held in 2004 or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

        The following is a brief biography of each nominee for director.

Name	Age	Principal Occupation/ Position Held With the Company
Dr. Adya S. Tripathi	50	President and Chief Executive Officer, Chairman of the Board
Mr. A.K. Acharya	46	President of HTL Co. Japan Ltd.
Mr. Andy Jasuja	52	Founder and Chairman of Sigma Systems Group
Mr. Y.S. Fu	54	President of Wyse Technology (Taiwan) Ltd.

        Dr. Adya S. Tripathi, founded Tripath and has served as our President, Chief Executive Officer and Chairman since our inception in 1995. Before founding Tripath, Dr. Tripathi held a variety of senior management and engineering positions with Advanced Micro Devices, Hewlett-Packard, International Business Machines ("IBM"), International Microelectronic Products ("IMP"), National Semiconductor and Vitel Communications. Dr. Tripathi holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Banaras Hindu University in India. He pursued graduate work at the University of Nevada-Reno and the University of California-Berkeley, receiving his doctorate of philosophy in Electrical Engineering from the former in 1984. Dr. Tripathi has also taught at the University of California-Berkeley Extension.

        Mr. A.K. Acharya, has served as a director of our company since August 2002. Mr. Acharya is President of HTL Co. Japan Ltd, a software development company for semiconductor capital equipment, a position he has held since 1994. Mr. Acharya holds a Bachelor of Technology in Electrical Engineering from the Indian Institute of Technology in India and a Masters of Technology degree in Electrical Engineering-Control System and Instrumentation from the Institute of Technology, Banaras Hindu University in India.

        Mr. Andy Jasuja, has served as a director of our company since September 2002. Mr. Jasuja is the founder and Chief Executive Officer of Sigma Software Solutions, a provider of service management software for cable companies. Between 1994 and 2002, Mr. Jasuja served as Chairman of Sigma Systems Group, which provides service management software for cable companies. Mr. Jasuja is an information technology professional with 27 years of experience in the software industry. Prior to founding Sigma, Mr. Jasuja spent several years in the banking and telecommunications industries in senior management and consulting roles. Mr. Jasuja holds a Bachelor of Science degree in Electrical Engineering from the Institute of Technology in Varansi, India and a Master of Science degree in Systems Design Engineering from the University of Waterloo in Ontario, Canada.

        Mr. Y.S. Fu, has served as a director of our company since May 2002. Mr. Fu is President of Wyse Technology (Taiwan) Ltd., a server-centric computing company, a position he has held since 1998. He was previously President of WK Technology Investment Co., a technology investment firm based in Taiwan. Mr. Fu has also held positions with Logitech Far East Ltd., Qume and Texas Instruments. Mr. Fu has a Bachelor of Science degree in Mechanical Engineering from Chung-Yuan Christian University in Taiwan and a Masters of Business Administration from West Coast University in California, U.S.A.

BOARD MEETINGS AND COMMITTEES

        The board of directors of the Company held a total of four meetings and acted by written consent one time during the fiscal year ended December 31, 2002. No director serving throughout fiscal year 2002 attended fewer than 75% of the aggregate of all meetings of the board of directors and the committees of the board of directors upon which such director served. The board of directors has three standing committees: the audit committee, the compensation committee and the nominating committee. Both the audit and compensation committees were established at the time of the Company's initial public offering in August 2000. Before then, the entire board fulfilled the functions of these committees.

        The audit committee currently consists of three directors: Messrs. Acharya, Fu and Jasuja, all of whom are independent directors as defined by the rules of the National Association of Securities Dealers ("NASD"). Mr. Fu serves as Chairman of the committee. The audit committee oversees the Company's corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the audit committee performs several functions. The audit committee evaluates the performance of and assesses the qualifications of the independent auditors; determines on behalf of the board of directors whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the engagement of the independent auditors, prior to commencement of such engagement, to perform any proposed permissible services; monitors the rotation of partners of the independent auditors on the Company engagement team as required by law; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. In addition, the audit committee oversees all aspects of the Company's corporate governance functions on behalf of the board, provides oversight assistance in connection with legal and ethical compliance programs as established by management and the board, and makes recommendations to the board regarding corporate governance issues and policy decisions. The audit committee held four meetings during fiscal year 2002. The report of the audit committee is presented later in this proxy statement, and the audit committee operates pursuant to a written charter attached hereto as Appendix A.

        The compensation committee currently consists of two directors: Messrs. Fu and Acharya, both of whom are independent directors under the NASD rules. Mr. Y.S. Fu serves as Chairman of the committee. Prior to the election of Messrs. Fu and Acharya to our board of directors in May and June of 2002, respectively, the compensation committee was comprised of former directors Jungo and Khan, both of whom were independent directors under the NASD rules. The compensation committee makes recommendations concerning salaries, stock options, incentives and other forms of compensation for directors, officers and other employees of the Company. The compensation committee also administers our common stock option plans. The compensation committee held two meetings during fiscal year 2002. The report of the compensation committee is presented later in this proxy statement. None of the members of the compensation committee is currently, or has been at any time since our formation, one of our officers or employees. During the fiscal year ended December 31, 2002, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our board of directors or compensation committee.

        The nominating committee is composed of two directors: Messrs Jasuja and Acharya. Mr. Acharya serves as Chairman of the committee. The nominating committee identifies, evaluates and recommends candidates for membership on the Company's board of directors and committees thereof and nominates specific individuals to be elected as officers of the Company by the board of directors. The nominating committee also considers nominees for director recommended by stockholders. Stockholders desiring to nominate an individual for election to the board of directors at next year's annual meeting should submit a written nomination to the Company's headquarters, addressed to the Secretary, not later than [January 21], 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

APPROVAL OF 2000 STOCK PLAN, AS AMENDED

        In April 2000, the board of directors adopted the Company's 2000 Stock Plan (the "Stock Plan"), which was approved by stockholders on July 21, 2000. The Stock Plan currently provides that a total of 17,300,000 shares of common stock may be issued pursuant to options, restricted shares, units or rights that may be granted or awarded from time to time under the Stock Plan. As of [May     ,] 2003, there were outstanding options to purchase [9,039,742] shares of common stock, and a total of [4,703,152] shares of common stock were still available for such purpose. As of [May     ,] 2003, the market value of the total shares of common stock reserved for issuance was [$1,410,946].

        The board of directors recommends that stockholders approve an increase in the number of shares reserved under the Stock Plan to ensure that enough options are available for fiscal year 2003 to provide for continued growth of the Company. The amendment will increase the number of shares reserved for issuance under the Stock Plan by 2,000,000 shares, bringing the total number of shares issuable under the Stock Plan to 19,300,000 shares.

        Under the terms of the Stock Plan, there is a limitation on the number of shares of common stock that can be granted to any employee, director or consultant of the Company pursuant to stock options. Pursuant to the Stock Plan, no employee, director or consultant can be granted stock options to purchase more than 200,000 shares in any given year, except in connection with such individual's initial service to the Company, at which time such individual may be granted options to purchase up to an additional 500,000 shares, which will not count against the annual limit.

        The board of directors recommends that stockholders approve an increase in the annual limit on the number of shares of common stock available for option grants to an employee, director or consultant during a given year from 200,000 to 500,000 shares. The number of additional shares available pursuant to stock options that may be granted in connection with the employee, director or consultant's initial service to the Company will remain unchanged.

        The Company has not and will not receive any consideration in the form of cash or otherwise in exchange for the granting of options or other stock awards. Upon the exercise of stock options or receipt of other stock awards granted under the Stock Plan, the number of shares of the Company's total outstanding stock will increase, having a dilutive effect on the percentage ownership of current stockholders. We believe that an increase in the number of shares reserved for issuance under the Stock Plan is necessary to allow our board of directors the flexibility to continue to adequately incentive employees and to promote the success of the Company.

VOTE REQUIRED

        The approval of the amendment to increase the number of shares available for issuance pursuant to the Stock Plan requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE STOCK PLAN.

        The major provisions of the Stock Plan are described below:

        Purpose.    The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business.

        Eligibility.    Stock options and restricted stock awards may be granted to employees, consultants, officers and directors who are providing services to the Company or its subsidiary. Incentive stock options may be granted under the Stock Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants of both the Company and its subsidiary are eligible to receive nonstatutory stock options and restricted stock awards under the Stock Plan. As of [May     ,] 2003, approximately [54] employees, [18] consultants, [three] officers and [four] directors had stock options and stock awards outstanding under the Stock Plan.

        Administration.    The Stock Plan may generally be administered by the board of directors or a committee appointed by the board of directors, as applicable (the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Stock Plan.

        Term of Plan.    The Stock Plan became effective in April 2000 and will continue until its expiration in April 2010, unless terminated earlier. The Administrator has the power to terminate the Stock Plan at any time, except with respect to options or stock subject to restrictions already outstanding.

        Amendment.    The board of directors may amend, terminate or modify the Stock Plan at any time without approval of the stockholders; provided, however, that stockholder approval must be obtained if required under applicable laws. No amendment or modification of the Stock Plan may adversely change or modify any option or award already granted without the consent of the holder of such option or award.

  Adjustment upon changes in capitalization, dissolution, merger or asset sale.

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  If our outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any stock split, reverse stock split, stock dividend, combination or reclassification or other similar change in our capital structure effected without receipt of consideration, the Administrator may make appropriate adjustment in the number and kind of shares for which grants and awards may be made under the Stock Plan, in the number and kind of shares as to which outstanding grants and rights shall be exercisable and the exercise price of any such outstanding option or stock purchase right.

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  In the event of a liquidation or dissolution of the Company, any unexercised options or stock purchase rights will terminate. The Administrator may in its discretion provide that prior to such event, optionees will have the right to exercise options without any limitation on exercisability.

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  In the event of a merger, consolidation or plan of exchange affecting the Company, stock options and stock purchase rights shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee will have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator will notify the optionee that the option or stock purchase right is fully exercisable for 15 days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

        Stock Options.    Each option is evidenced by a stock option agreement between the Company and the optionee. The Administrator determines:

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  the persons to whom options are granted,

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  the exercise price,

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  the number of shares to be covered by each option,

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  the period of each option,

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  the times at which options may be exercised,

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  whether the option is an incentive stock option or a nonstatutory stock option, and

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  the other terms applicable to each option.

        The exercise price of an option cannot be less than the fair market value of our common stock on the date of grant unless issued pursuant to a merger or other corporate transaction and the option may not be exercised later than ten years from the date of grant. If an optionee receiving an incentive stock option at the time of grant owns stock representing more than 10 percent of the combined voting power of the Company (i) the exercise price may not be less than 110 percent of the fair market value of our common stock on the date of grant and (ii) such option may not be exercisable after the expiration of five years from the date of grant. If the aggregate fair market value (determined as of the date of grant) of the stock underlying incentive stock options that become exercisable by an employee in any calendar year exceeds $100,000, such excess shall be treated as a nonstatutory stock option. The fair market value of our common stock is generally determined with reference to the closing sale price for our common stock on the date of grant. The fair market value of our common stock on March 31, 2003 was $0.22. No option may be exercised after the expiration of its term. No monetary consideration is paid to the Company upon the granting of options.

        Options are nontransferable except on death of the holder or, at the Administrator's discretion. Such transferred options will contain additional terms as the Administrator deems appropriate.

        Options are exercisable in accordance with the terms of the Stock Plan and the option agreement entered into at the time of the grant between the Company and the optionee. Options may only be exercised (i) while an optionee is employed by the Company or a subsidiary as an employee or consultant, (ii) within 12 months following termination of employment by reason of death or disability, (iii) within three months following termination of employment for any other reason, or (iv) within the time specified in the optionee's option agreement. The purchase price for shares purchased pursuant to the exercise of options must be paid in a form of consideration acceptable to the Administrator, including cash, a promissory note, cashless exercise, shares of common stock or a combination of cash and common stock.

        An optionee's stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

        Stock Purchase Rights.    Stock purchase rights may be granted under the Stock Plan, subject to the terms prescribed by the Administrator. After the Administrator determines that it will offer stock purchase rights under the Stock Plan, it will advise the offeree by means of a notice of grant, of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer will be accepted by execution of a restricted stock purchase agreement.

        Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the termination of the purchaser's service with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator. The restricted stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator in its sole discretion.

        Once the stock purchase right is exercised, the purchaser will have the rights equivalent to those of a stockholder, and will be a stockholder when his or her purchase is entered upon the records of our duly authorized transfer agent. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as in accordance with the provisions, described above, governing adjustments upon changes in capitalization, dissolution, merger or asset sale.

TAX CONSEQUENCES

        Incentive Stock Options.    Certain options authorized to be granted under the Stock Plan are intended to qualify as "incentive stock options" for federal income tax purposes. Under federal income tax law currently in effect, there generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. If an optionee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period (a "disqualifying disposition"), then at the time of the disqualifying disposition the optionee will recognize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) (discussed below) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options and Stock Purchase Rights.    Nonstatutory stock options and stock purchase rights granted under the Stock Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or the Company by reason of the grant of a nonstatutory stock option or stock purchase right. Upon acquisition of the stock pursuant to the exercise of a nonstatutory stock option or purchase under a stock purchase right, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions (for example, the Company's right to repurchase the stock at the holder's original cost), the taxable event will be delayed until the vesting restrictions lapse, unless the participant makes an election pursuant to Section 83(b) of the Code to be taxed upon receipt of the stock. With respect to employees, the ordinary income recognized will be subject to income and employment tax withholding. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Awards to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

        The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options and stock purchase rights under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the employee or consultant may reside. Each optionee must rely on his or her own tax advisor for advice regarding his or her specific tax consequences.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to the Company's equity compensation plans in effect as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
2000 Stock Option Plan	7,535,347	$2.88	6,219,000
2000 Employee Stock Purchase Plan	—	—	349,000
Equity compensation plans not approved by security holders	—	—	—
Total	7,535,347	$2.88	6,568,000

        The above equity compensation plans of the Company that were in effect as of December 31, 2002 were adopted with the approval of the Company's stockholders.

PROPOSAL 4

AMENDMENT OF ARTICLE SEVEN OF THE CERTIFICATE

        As described in Proposal 1, we believe that the Company is currently subject to Section 2115 of the California General Corporation Law. Among other things, Section 2115 requires non-California companies operating within the State of California that are not otherwise exempt to provide for the removal of directors only in manner prescribed in Section 303 of the California General Corporation Law. Article Seven of our current Certificate may be deemed to be in conflict with Section 303. To remedy this conflict, we are seeking your vote in Proposal 3 to amend Article Seven of our current Certificate to provide that, at such times as the Company is subject to Section 2115, the approval required to remove a director will be governed by Section 303.

VOTE REQUIRED

        The approval of the amendment to Article Seven of the Certificate requires the affirmative vote from the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares outstanding and entitled to vote as of the record date, voting either in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF AMENDING ARTICLE SEVEN OF THE CERTIFICATE.

Overview

        Our board of directors has unanimously approved the amendment of Article Seven of the Certificate to bring the Certificate into compliance with the California General Corporation Law. The board of directors has recommended that the proposed amendment be presented to our stockholders for approval. You are now being asked to vote upon the amendment of Article Seven of the Certificate to provide that, at such times as the Company is subject to Section 2115, the approval required to remove a director will be in compliance with Section 303. The text of the form of the proposed amended and restated Certificate is attached to this proxy statement as Appendix C.

        The general effect of amending Article Seven of the Certificate will be to provide that, at such times as the Company is subject to Section 2115, no director may be removed from office (unless the entire board of directors is removed) when the votes cast against the director's removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected. At such times as the Company is not subject to Section 2115, the board of directors, or any individual director, may be removed from office at any time by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5

AMENDMENTS TO THE CERTIFICATE TO EFFECT A REVERSE STOCK SPLIT

Overview

        Our board of directors has unanimously approved proposed amendments to the Certificate to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from one-for-five to one-for-twenty. The board of directors has recommended that these proposed amendments be presented to our stockholders for approval. You are now being asked to vote upon these amendments to the Certificate to effect a reverse stock split whereby a number of outstanding shares of our common stock between and including one-for-five to one-for-twenty, such number consisting only of whole shares, will be combined into one share of our common stock. The reverse stock split would reduce the number of outstanding (but not the authorized) shares of our common stock. Upon receiving stockholder approval, the board of directors will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of the Company and our stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of our common stock between and including one-for-five to one-for-twenty which will be combined into one share of our common stock, at any time before the next annual meeting of stockholders. The board believes that stockholder approval of these amendments granting the board of directors this discretion, rather than approval of a specified exchange ratio, provides the board of directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and our stockholders.

        The text of the forms of proposed amendments to the Certificate is attached to this proxy statement as Appendix D. By approving these amendments, stockholders will approve a series of amendments to the Certificate pursuant to which any whole number of outstanding shares between and including one-for-five and one-for-twenty would be combined into one share of our common stock, and authorize the board of directors to file only one such amendment, as determined by the board of directors in the manner described herein, and to abandon each amendment not selected by the board of directors. The board of directors may also elect not to undertake any reverse split.

        If approved by the stockholders, and following such approval the board of directors determines that effecting a reverse stock split is in the best interests of the Company and our stockholders, the reverse stock split will become effective upon filing one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the board of directors within the limits set forth in this proposal to be combined into one share of our common stock.

        If the board of directors elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced in accordance with an exchange ratio determined by the board of directors within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of our common stock would remain unchanged at $0.001 per share. The amendment would not change the number of authorized shares of common stock. Currently, the board of directors does not have any plans with regard to the authorized but unissued shares of our common stock following the reverse split.

VOTE REQUIRED

        The approval of the amendments to the Certificate to effect a reverse stock split requires the affirmative vote of a majority of shares outstanding and entitled to vote as of the record date, voting either in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

Reasons for the Reverse Stock Split

        The board of directors believes that a reverse stock split may be desirable for a number of reasons. First, the board of directors believes that a reverse stock split may enable us to avoid having our common stock delisted from The Nasdaq SmallCap Market and may enable us to regain listing on the Nasdaq National Market. Second, the board of directors believes that a reverse stock split could improve the marketability and liquidity of our common stock.

        On August 13, 2002, we received a deficiency notice from the The Nasdaq Stock Market, Inc., or Nasdaq, for failing to maintain the Nasdaq National Market's minimum bid price requirement for continued listing, which includes meeting a $1.00 minimum bid price for 30 consecutive trading days. As we were unable to maintain this requirement, we submitted an application to Nasdaq for transfer to their SmallCap Market. The application was approved and accordingly we are now listed on The Nasdaq SmallCap Market. To remain listed on The Nasdaq SmallCap Market, we must meet the minimum listing requirement that the bid price of our common stock closes at $1.00 per share or higher for a minimum of 10 consecutive trading dates. As we had not met this minimum listing requirement by the initial deadline of February 10, 2003, we applied for and, on February 11, 2003 were provided with, an additional 180 days, or until August 8, 2003, to regain compliance with The Nasdaq SmallCap Market minimum listing requirements. If we are unable to meet the minimum listing requirement prior to August 8, 2003, we may be delisted from The Nasdaq SmallCap Market, or, in the alternative, we may be granted an additional grace period to regain compliance. Furthermore, we may be eligible to transfer back to the Nasdaq National Market if our common stock trades above $1.00 per share for 30 consecutive trading days and we have maintained compliance with all other continued listing requirements of the Nasdaq National Market. If we fail to meet such listing requirements, our common stock would likely be delisted from the Nasdaq SmallCap Market and trade on the over-the-counter bulletin board, commonly referred to as the "pink sheets." Such alternatives are generally considered as less efficient markets and would seriously impair the liquidity of our common stock and limit our potential to raise future capital through the sale of our common stock, which could materially harm our business.

        Nasdaq has extended a pilot program governing bid price rules for all Nasdaq National Market and Nasdaq SmallCap issuers. The pilot program allows issuers that meet core SmallCap initial listing criteria to benefit from extended compliance periods for satisfying minimum bid price requirements. If we meet the core SmallCap initial listing criteria, we will be eligible to apply for an extended compliance period for satisfying the minimum bid price requirements. The board of directors expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to obtain compliance with the Nasdaq minimum bid price listing standard. However, the effect of a reverse split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of our common stock after the reverse split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may be based also on other factors which may be unrelated to the number of shares outstanding, including our future performance. In addition, there can be no assurance that we will not be delisted due to a failure to meet other continued listing requirements even if the market price per post-reverse split share of our common stock remains in excess of $1.00. Notwithstanding the foregoing, the board of directors believes that the proposed reverse stock split, when implemented within the proposed exchange ratio range, will result in the market price of our common stock rising to the level necessary to satisfy the $1.00 minimum bid price requirement for the foreseeable future.

        The board of directors also believes that the increased market price of our common stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of our common stock may be harmed by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The board is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

        The board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act.

Board Discretion to Implement the Reverse Stock Split

        If the reverse stock split is approved by our stockholders, it will be effected, if at all, only upon a determination by the board of directors that a reverse stock split (with an exchange ratio determined by the board of directors as described above) is in the best interests of the Company and our stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for the Nasdaq National and SmallCap Markets, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the board of directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split prior to the next annual meeting of stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If the board of directors fails to implement any of the reverse stock splits prior to the next annual meeting of stockholders, stockholder approval again would be required prior to implementing any reverse stock split.

Effects of the Reverse Stock Split

        After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock. However, the proposed reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in us, except to the extent that the reverse split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split).

        Although the proposed reverse stock split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of our common stock will not be reduced. This will increase significantly the ability of the board of directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate or our bylaws.

        The following table contains approximate information relating to our common stock under each of the proposed amendments based on share information as of April 30, 2003 (in thousands):

	Pre Reverse Split		1-for-5	1-for-6	1-for-7	1-for-8	1-for-9	1-for-10
Authorized	100,000		100,000	100,000	100,000	100,000	100,000	100,000
Outstanding	41,361		8,272	6,894	5,909	5,170	4,596	4,136
Reserved for future issuance pursuant to outstanding stock options	6,703	*	1,341	1,117	958	838	745	670
Reserved for future issuance pursuant to employee benefit plans	325		65	54	46	41	36	33
	Pre Reverse Split		1-for-11	1-for-12	1-for-13	1-for-14	1-for-15	1-for-16
Authorized	100,000		100,000	100,000	100,000	100,000	100,000	100,000
Outstanding	41,361		3,760	3,447	3,182	2,954	2,757	2,585
Reserved for future issuance pursuant to outstanding stock options	6,703	*	609	559	516	479	447	419
Reserved for future issuance pursuant to employee benefit plans	325		30	27	25	23	22	20
	Pre Reverse Split		1-for-17	1-for-18	1-for-19	1-for-20
Authorized	100,000		100,000	100,000	100,000	100,000
Outstanding	41,361		2,433	2,298	2,177	2,068
Reserved for future issuance pursuant to outstanding stock options	6,703	*	394	372	353	335
Reserved for future issuance pursuant to employee benefit plans	325		19	18	17	16

*
Includes the proposed increase of 2 million shares covered by Proposal 5.

        The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our 2000 Stock Plan and 2000 Employee Stock Purchase Plan, in proportion to the exchange ratio selected by the board of directors within the limits set forth in this proposal. We also have certain outstanding stock options to purchase shares of our common stock. Under the terms of the outstanding stock options, the proposed reverse stock split will effect a reduction in the number of shares of our common stock issuable upon exercise of such stock options in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding stock options. In connection with the proposed reverse stock split, the number of shares of our common stock issuable upon exercise or conversion of outstanding stock options will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

        If the proposed reverse stock split is implemented, it will increase the number of stockholders of the Company who own "odd lots" of less than 100 shares of our common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

        Our common stock is currently registered under Section 12(g) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Securities Exchange Act. If the proposed reverse stock split is implemented, our common stock will continue to be reported on The Nasdaq SmallCap Market under the symbol "TRPH" (although Nasdaq would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred). However, we may be eligible to transfer back to the Nasdaq National Market subsequent to the reverse stock split if the bid price of our stock maintains the $1.00 per share requirement for 30 consecutive trading days and we have maintained compliance with the Nasdaq continued listing standards.

Effective Date

        The proposed reverse stock split would become effective as of 5:00 p.m. Eastern time on the date of filing of a certificate of amendment to our Certificate with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of our common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the board of directors within the limits set forth in this proposal.

Payment for Fractional Shares

        No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the closing sales price of our common stock on the effective date as reported on The Nasdaq SmallCap Market by (b) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest. As of [May     ], 2003, there were approximately [302] stockholders of record of our common stock. As a result of the reverse stock split, we estimate that cashing out fractional stockholders could reduce the number of stockholders of record to [183].

Exchange of Stock Certificates

        As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

Stockholders should not destroy any stock certificate and should not submit any certificates until they are requested to do so.

Accounting Consequences

        The par value per share of our common stock would remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Our stockholders are not entitled to dissenters' or appraisal rights under either Delaware or California corporate law, respectively, with respect to the proposed amendments to the Certificate to effect the reverse split, and we will not independently provide our stockholders with any such right.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

        The following is a summary of important tax considerations of the proposed reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, conversion transaction, or other risk reduction strategy, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split.

EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION

        The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse split qualifies as a reorganization, the following tax consequences generally will result:

  •
  No gain or loss will be recognized by the Company as a result of the reverse split.

  •
  A holder of the pre-reverse split shares who receives only post-reverse split Complany shares, in exchange for his or her Company shares, generally will not recognize gain or loss on the reverse stock split, the aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

  •
  The following treatment should apply to shareholders who receive cash in lieu of fractional post-reverse split shares. It is assumed for this purpose that cash will be paid in lieu of fractional shares only as a mechanical rounding off of fractions resulting from the exchange rather than as separately bargained-for consideration. It is also assumed that the reverse split is not being undertaken to increase any shareholder's proportionate ownership of the Company. A shareholder who receives cash in lieu of a fractional share should be treated as if the Company has issued a fractional share to the shareholder and then immediately redeemed the fractional share for cash.

  •
  While it is not free from doubt, such deemed redemption should be treated as a payment in exchange for the fractional share. In this deemed exchange, a holder of the pre-reverse split shares who receives cash, in exchange for some or for all of his or her Company shares, will generally recognize capital gain or loss equal to the difference between the basis of such shareholder's pre-split shares of common stock corresponding to the fractional share, had such fractional share actually been issued, and the amount of the cash received. Such capital gain or loss will be short-term if the pre-reverse split shares were held for one year or less, and long-term if held for more than one year. The deductibility of capital losses is subject to limitations.

  •
  Notwithstanding the foregoing, it is possible the Internal Revenue Service might determine that the income tax treatment of such deemed redemption should instead be a sale or exchange of the fractional share only if the shareholder meets one of the the conditions in Section 302(b) of the Code for treating the payment of cash as a taxable sale or exchange of the fractional share for cash. Whether or not a shareholder meets one of the conditions in Section 302(b) of the Code will depend on the shareholder's individual facts and circumstances, and shareholders are urged to consult their own tax advisors to determine the tax consequences to them of the receipt of cash.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5

INDEPENDENT PUBLIC ACCOUNTANTS

        The audit committee of the board of directors has not yet selected an independent public accountant to audit the financial statements of the Company for the fiscal year ending December 31, 2003. On April 10, 2003, PricewaterhouseCoopers LLP, the independent accounting firm previously engaged as our auditing firm to audit our financial statements, resigned.

        The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports for each of the last two years included an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern.

        The decision by PricewaterhouseCoopers LLP to terminate the client-auditor relationship was not recommended or approved by the audit committee of our board of directors.

        In connection with its audits for the two most recent fiscal years and through April 10, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. In connection with the audit for the fiscal year ended December 31, 2002, our chief financial officer made certain public comments following the filing of Form 10-K/A on April 1, 2003 indicating management's disagreement with PricewaterhouseCoopers LLP including in its audit report on our financial statements for the year ended December 31, 2002 a reference to the existence of substantial doubt regarding our ability to continue as a going concern. The audit committee of our board of directors did not discuss the subject matter of this disagreement with PricewaterhouseCoopers LLP. We have not appointed a successor accountant and have authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of its successor accountant (when appointed) concerning the subject matter of such disagreement. PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission stating its agreement with the statements made herein is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2003.

AUDIT FEES

        The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2002 and 2001:

Description of Services	2002	2001
Audit fees(1)	$180,000	$180,000
Financial Information System Design and Implementation Fees	—	—
All Other Fees(2)	80,350	108,000

Total	$260,350	$288,000

(1)
Represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2002 and 2001 annual financial statements and for the review of the financial statements included in our quarterly reports during such periods.

(2)
Represents the aggregate fees billed in 2002 and 2001 for services other than for the audit, including fees for tax services and registration statements.

        The audit committee has determined that the provision of services rendered above for all other fees is compatible with maintaining PricewaterhouseCoopers LLP's independence.

AUDIT COMMITTEE REPORT*

        The audit committee of the board of directors is composed of three directors, each of whom is independent as defined by the rules of the National Association of Securities Dealers. The board of directors has adopted a written Amended and Restated Audit Committee Charter, a copy of which is attached hereto as Appendix A.

        The responsibilities of the audit committee include recommending to the board of directors an accounting firm to be engaged as the Company's independent public accountants. Management is responsible for the Company's financial reporting process and internal controls. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The audit committee's responsibility is to oversee these processes. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the Company's 2002 Annual Report with management and the independent accountants.

*
The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

        The audit committee discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the audit committee has discussed with the independent public accountants the accountants' independence from the Company and its management, including the written disclosures and the letter submitted to the audit committee by the independent accountants as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

        Based upon the audit committee's discussions with management and the independent public accountants and the audit committee's review of the representations of management and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee of the Board of Directors
Y.S. Fu
Andy Jasuja
A.K. Acharya

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 30, 2003, certain information as known to the Company with respect to the beneficial ownership of our common stock by (i) any person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all current executive officers and directors of the Company as a group.

BENEFICIAL OWNERSHIP†

Beneficial Owner and Address*	Number of Shares**	Percent of Total
Adya S. Tripathi(1)	10,583,332	25.59%
Manchester Management Company, LLC(2)	2,602,200	6.29%
Pequot entities(3)	2,400,000	5.80%
David P. Eichler	—	—
Naresh Sharma(4)	194,360	0.01%
Graham Wright	—	—
Andy Jasuja	54,733	***
A.K. Acharya(5)	38,333	***
Y.S. Fu(6)	33,333	***
Directors and executive officers as a group (7 persons)(7)	10,904,091	26.36%

†
This table is based upon information supplied by officers, directors and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission. The number and percentage of shares beneficially owned are based on the aggregate of 41,360,894 shares of our common stock outstanding as of April 30, 2003, adjusted as required by the rules promulgated by the Securities and Exchange Commission.

*
Unless otherwise indicated above, the address for each stockholder on this table is c/o Tripath Technology Inc., 2560 Orchard Parkway, San Jose, CA 95131.

**
Unless otherwise indicated below, the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

***
Less than one percent (1%).

(1)
Includes 483,332 shares issuable upon exercise of stock options held by Dr. Tripathi and includes 900,000 shares held in trust for the benefit of Dr. Tripathi's minor children over which Dr. Tripathi holds sole voting and dispositive power. In fiscal 2000, 2001 and 2002, Dr. Tripathi was granted options to purchase 1 million, 500,000 and 2.5 million shares of the Company's common stock, respectively. Since the Company's 2000 Stock Plan includes a 200,000 share annual limitation on grants, the stock option grants to Dr. Tripathi exceeding the annual limitation, an aggregate of 3.4 million shares, were not validly granted.

(2)
Based on a Schedule 13G filed with the Securities and Exchange Commission on March 15, 2002, Manchester Management Company, LLC has entities have sole voting and sole dispositive power over 2,602,200 shares.

(3)
Includes 1,500,000 shares and warrants to purchase 300,000 shares held by Pequot Scout Fund, L.P. and 500,000 shares and warrants to purchase 100,000 shares held by Pequot Navigator Offshore Fund Inc.

(4)
Includes 140,202 shares issuable upon the exercise of stock options held by Mr. Sharma.

(5)
Includes 33,333 shares issuable upon the exercise of stock options held by Mr. Acharya and 20,000 shares held by HTL Co. Japan Ltd.

(6)
Includes 33,333 shares issuable upon the exercise of stock options held by Mr. Fu.

(7)
Includes 728,533 shares issuable upon the exercise of stock options held by the Company's executive officers and directors.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION OF DIRECTORS

        Our directors did not receive any cash compensation for their services as directors during fiscal year 2002. Our 2000 Stock Plan provides for grants of options to purchase common stock to our directors who are not employees. Our non-employee directors each received a grant of options to purchase 100,000 shares of our common stock for their service during fiscal year 2002. Our non-employee directors did not receive any options to purchase shares of our common stock for participation on any committee of the board of directors on which they served during fiscal year 2002. In addition, our directors are reimbursed for expenses incurred in connection with attending board and committee meetings.

        As of December 31, 2002, our directors and Named Executive Officers as a group held options to purchase a total of 1,234,270 shares of common stock, at exercise prices ranging from $0.14 to $13.20 per share. These options are scheduled to expire on various dates between January 27, 2007 and October 2, 2012.

SUMMARY COMPENSATION TABLE

        The following table sets forth all compensation awarded to, earned by, or paid to our Chief Executive Officer and the other four most highly paid executive officers, each of whose total cash compensation exceeded $100,000 during the years ended December 31, 2002, 2001 and 2000.

Long-Term Compensation
Annual Compensation
Name and Principal Position							Securities Underlying Options
	Year	Salary		Bonus
Adya S. Tripathi Chief Executive Officer	2002 2001 2000	$ $ $	348,000 360,000 358,875	$ $ $	0 61,182 1,335,401	(1) (1)	200,000 200,000 200,000
John DiPietro(2) Chief Financial Officer	2002 2001 2000	$ $ $	132,081 175,000 155,152	$ $ $	0 4,300 25,000		0 200,000 200,000
Naresh Sharma Vice President of Operations	2002 2001 2000	$ $ $	137,500 140,346 125,000	$ $ $	0 0 0		100,000 170,000 45,000
Alan J. Soucy(2) Vice President of Sales	2002 2001 2000	$ $ $	128,631 200,000 198,875	$ $ $	0 0 5,000		0 200,000 200,000

(1)
On April 14, 2000, the board of directors forgave notes and related interest totaling $738,000. Including the gross-up for taxes, total compensation to the Chief Executive Officer related to the forgiveness of indebtedness was $1,335,401. Additional gross-up for taxes yielded $61,182 supplemental compensation in 2001.

In fiscal 2000, 2001 and 2002, Dr. Tripathi was granted options to purchase 1 million, 500,000 and 2.5 million shares of the Company's common stock, respectively. Since the Company's 2000 Stock Plan includes a 200,000 share annual limitation on grants, the stock option grants to Dr. Tripathi exceeding the annual limitation, an aggregate of 3.4 million shares, were not validly granted. On April 28, 2003, to rectify the situation, the compensation committee of the board of directors approved a grant of options to purchase 200,000 shares and a grant 1.8 million shares of restricted stock, each pursuant to the 2000 Stock Plan. The option grant has monthly vesting over a two year period while the grant of restricted stock will vest as to 50% after one year cliff vesting and the remainder will vest in full after two years. For both the stock option grant and the grant of restricted stock, there is a provision for accelerated vesting in full upon a change of control of the Company or upon involuntary termination.

(2)
As of December 31, 2002, these individuals are no longer Tripath employees.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information with respect to stock options granted during fiscal year 2002 to each of our executive officers named in the Summary Compensation Table (the "Named Executive Officers"). The percentage of total options granted to our employees in the last fiscal year is based on options granted to purchase an aggregate of 3,282,500 shares of common stock during fiscal year 2002. We have never granted any stock appreciation rights.

        The exercise prices present our board of directors' estimate of the fair market value of our common stock on the grant date. In establishing these prices, our board of directors considered many factors, including our financial condition and operating results, transactions involving the issuances of shares of our preferred stock, the senior rights and preferences accorded issued shares of preferred stock and the market for comparable stock.

        The amounts shown as potential realizable value represent hypothetical gain that could be achieved for the respective options if exercised at the end of the option term. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value at the date of grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Commission and do not represent our estimate of projection of the future price of our common stock. Actual gains, if any, on stock option exercises depend on the future performance of the trading price of our common stock. The amounts reflected in the table may not necessarily be achieved.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
	Number of Securities Underlying Granted Options	Percent of Total Options Granted to Employees in Fiscal 2002
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Adya Tripathi(1)	200,000	6.09%	$0.154	10/02/07	$4,936	$14,294
John DiPietro	—	—	—	—	—	—
Alan J. Soucy	—	—	—	—	—	—
Naresh Sharma	100,000	3.05%	$0.140	10/02/12	$8,805	$22,312

(1)
In fiscal 2002, Dr. Tripathi was granted options to purchase 2.5 million shares of the Company's common stock. Since the Company's 2000 Stock Plan includes a 200,000 share annual limitation on grants, the stock option grants to Dr. Tripathi exceeding the annual limitation, an aggregate of 2.3 million shares, were not validly granted. On April 28, 2003, to rectify the invalid grant of these and other similarly invalid grants covering an aggregate of 3.4 million shares, the compensation committee of the board of directors approved a grant of options to purchase 200,000 shares and a grant of 1.8 million shares of restricted stock, each pursuant to the 2000 Stock Plan. Such grants will vest as to 50% on April 28, 2004 and as to the remainder on April 28, 2005. For both the stock option grant and the grant of restricted stock, there is a provision for accelerated vesting in full upon a change in control of the Company or upon involuntary termination.

YEAR-END OPTION VALUES

        The following table provides information for the Named Executive Officers concerning the number and value of securities underlying exercisable and unexercisable options held as of December 31, 2002. No options were exercised during the year ended December 31, 2002 by any of the Named Executive Officers.

	Number of Securities Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-the-Money Options at December 31, 2002($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Adya S. Tripathi(1)	391,665	208,335	$2,100	$23,100
John DiPietro	—	—	—	—
Alan J. Soucy	—	—	—	—
Naresh Sharma	100,827	228,443	$583	$13,417

(1)
In fiscal 2000, 2001 and 2002, Dr. Tripathi was granted options to purchase 1 million, 500,000 and 2.5 million shares of the Company's common stock, respectively. Since the Company's 2000 Stock Plan includes a 200,000 share annual limitation on grants, the stock option grants to Dr. Tripathi exceeding the annual limitation, an aggregate of 3.4 million shares, were not validly granted. On April 28, 2003, to rectify the situation, the compensation committee of the board of directors approved a grant of options to purchase 200,000 shares and a grant of 1.8 million shares of restricted stock, each pursuant to the 2000 Stock Plan. The option grant has monthly vesting over a two year period while the grant of restricted stock will vest as to 50% after one year cliff vesting and the remainder will vest in full after two years. For both the stock option grant and the grant of restricted stock, there is a provision for accelerated vesting in full upon a change of control of the Company or upon involuntary termination.

        The values shown for in-the-money options represent the difference between the respective exercise price of outstanding stock options, and $0.28, which is the fair market value of our common stock as of December 31, 2002.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS†

        The following is the report of the compensation committee of the board of directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2002. Actual compensation earned during fiscal 2002 by the named executive officers is shown in the Summary Compensation Table above under "Executive Compensation."

†
The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

INTRODUCTION

        The compensation committee of the board of directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve and exceed certain key objectives of the Company by making individual compensation dependent on the Company's achievement of certain financial goals, such as profitability, and by providing rewards for exceeding those goals.

COMPENSATION PROGRAMS

        Base Salary.    The committee establishes base salaries for executive officers. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

        Bonuses.    Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria.

        Stock Options.    The committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four-year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long-term and encourage equity ownership in the Company.

        The initial option grant is designed to be competitive with those of comparable companies for the level of responsibility that the executive holds and to motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

        Other.    In addition to the foregoing, officers participate in compensation plans available to all employees, such as participation in both the Company's 401(k) retirement plan and employee stock purchase plan. The Company does not make matching contributions to either the 401(k) or employee stock purchase plans.

COMPENSATION LIMITATIONS

        The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted there-under by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

        The committee uses the procedures described above in setting the annual salary and equity awards for Adya Tripathi, the Company's President and Chief Executive Officer and a member of the board of directors. The committee reviews and establishes Dr. Tripathi's base salary based on the committee's assessment of his past performance and expectation as to his future contributions in directing the Company's long-term success. Due to the financial performance of the Company in fiscal 2002, Dr. Tripath's base salary was reduced by approximately 3%. In addition, Dr. Tripathi did not receive a cash bonus in fiscal 2002.

        The committee evaluated Dr. Tripathi's ongoing contributions to the Company and the value of creating an incentive for him to continue to work at the Company to help it meet or exceed its financial goals, and based on that evaluation granted Dr. Tripathi options to purchase 2.5 million shares of common stock in fiscal 2002. Since the Company's 2000 Stock Plan includes a 200,000 share annual limitation on grants, the stock option grants to Dr. Tripathi exceeding the annual limitation, an aggregate of 2.3 million shares, were not validly granted. On April 28, 2003, to rectify the invalid grant of these and other similarly invalid grants covering an aggregate of 3.4 million shares, the compensation committee of the board of directors approved a grant of options to purchase 200,000 shares and a grant of 1.8 million shares of restricted stock, each pursuant to the 2000 Stock Plan. Such grants will vest as to 50% on April 28, 2004 and as to the remainder on April 28, 2005. For both the stock option grant and the grant of restricted stock, there is a provision for accelerated vesting in full upon a change in control of the Company or upon involuntary termination.

Respectfully Submitted By the Members of the Compensation Committee
A.K. Acharya
Y.S. Fu
Dated: May [ ], 2003

STOCK PERFORMANCE GRAPH†

        Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of our common stock with the cumulative return of the Nasdaq Index and the S&P 500 Index for the period commencing August 1, 2000 and ending on December 31, 2002. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

†
The information contained in this Stock Performance Graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*) AMONG
TRIPATH TECHNOLOGY INC., NASDAQ STOCK MARKET AND
S&P SEMICONDUCTORS INDEX

(*)
The graph assumes that $100 was invested on August 1, 2000 in our common stock, at the offering price of $10.00 per share, and $100 was invested on August 1, 2000 in the Nasdaq Stock Market (U.S.) Index and the S&P Semiconductors Index. The Company has not declared or paid any dividends on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        We decided not to include the S&P Information Technology Index that was used last year in our Stock Performance Graph since this is a broad index that we believe is no longer meaningful. In addition, the JP Morgan H&Q Indices that were used last year no longer exist.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

	8/00	12/00	12/01	12/02
Tripath Technology Inc	100.00	143.13	17.10	2.80
NASDAQ Stock Market (U.S.)	100.00	65.16	51.69	35.74
S&P Semiconductors	100.00	52.11	43.86	21.39

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that five Forms 4 which were related to stock option grants made by the Company in October 2002, to each of A. K. Acharya, Y. S. Fu, Andy Jasuja, Naresh Sharma and Adya Tripathi were not filed on a timely basis. All such Forms 4s have since been filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

        Our bylaws provide that we shall indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by Delaware law. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Delaware General Corporation Law expressly permits indemnification.

        We have entered into agreements to indemnify our directors and executive officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, indemnify our directors and executive officers for certain expenses including attorneys' fees, judgments, fines and settlement amounts incurred by any director or executive officer in any action or proceeding, including any action by or in our right arising out of that person's services as a director, officer, employee, agent or fiduciary for us, any subsidiary of ours or any other company or enterprise to which the person provides services at our request. The agreements do not provide for indemnification in cases where

  •
  the claim is brought by the indemnified party;

  •
  the indemnified party has not acted in good faith;

  •
  the expenses have been paid directly to the indemnified party under a policy of officers' and directors' insurance maintained by us; or

  •
  the claim arises under Section 16(b) of the Securities Exchange Act.

        We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. It is the position of the Securities and Exchange Commission that indemnification for liabilities arising under federal or state securities laws is against public policy and not enforceable.

        At present, there is no pending litigation or proceeding involving any of our directors or officers in which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Tripath stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Tripath Technology Inc., Mr. David Eichler, Chief Financial Officer, 2560 Orchard Parkway, San Jose, CA 95131 or call (408) 750-3400 to request an additional copy. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form proxy to vote the shares they represent as the board of directors may recommend.

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002, as amended, is incorporated herein by reference and is available without charge upon written request to: Mr. David Eichler, Chief Financial Officer, Tripath Technology Inc., 2560 Orchard Parkway, San Jose, CA 95131.

THE BOARD OF DIRECTORS
Dated: [May 20], 2003

APPENDIX A

TRIPATH TECHNOLOGY INC.
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND POLICY

        The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tripath Technology, Inc. (the "Company") shall be to act on behalf of the Board in fulfilling the Board's oversight responsibilities with respect to the Company's corporate accounting, financial reporting practices and the audits of financial statements, as well as the quality and integrity of the Company's financial statements and reports, the qualifications, independence and performance of the certified public accountants engaged as the Company's independent outside auditors (the "Auditors"). The Committee shall also provide oversight assistance in connection with legal and ethical compliance programs as established by management and the Board. In addition, the Committee shall (i) oversee all aspects of the Company's corporate governance functions on behalf of the Board, (ii) provide oversight assistance in connection with legal and ethical compliance programs as established by management and the Board and (iii) make recommendations to the Board regarding corporate governance issues and policy decisions. The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law.

        The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee, the Board, the Auditors and other outside advisors of the Company, and the Company's senior and financial management. The Committee shall develop and maintain a process for systematic review of important corporate governance issues and trends in corporate governance practice.

COMPOSITION

        The Committee shall consist of at least three (3) members of the Board. The members of the Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") applicable to Committee members as in effect from time to time when and as required by Nasdaq. At least one member shall satisfy the applicable Nasdaq financial experience requirements as in effect from time to time.

MEETINGS AND MINUTES

        The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

AUTHORITY

        The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company's expense, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

RESPONSIBILITIES

        The Committee shall oversee the Company's financial reporting process on behalf of the Board, shall have direct responsibility for oversight of the Auditors and shall report the results of its activities to the Board. The Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee's purpose and policy, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes, with the understanding that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

        1.     To evaluate the performance of the Auditors, to assess their qualifications and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year.

        2.     To determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing and the compensation to be paid to the Auditors and the negotiation and executions, on behalf of the Company, of the Auditors engagement letters, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members, so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

        3.     To determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members provided that all preapproval decisions are presented to the full Committee at the next scheduled meeting.

        4.     To monitor the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

        5.     At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

        6.     To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals formerly employed by the Company's Auditors and engaged on the Company's account.

        7.     To review, upon completion of the audit, the financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (the "SEC") and to recommend whether or not such financial statements should be so included.

        8.     To discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted audit standards.

        9.     To discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company's Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted audit standards.

        10.   To review and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the SEC.

        11.   To review and discuss with management and the Auditors, as appropriate, earnings press releases as well as the substance of financial information and earnings guidance provided to analysts and rating agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

        12.   To review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

        13.   To review and discuss with management and the Auditors, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures.

        14.   To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

        15.   To review with the Auditors and, if appropriate, management, any internal control letter issued or, to the extent practicable, proposed to be issued, by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

        16.   To review with the Auditors and management any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any such conflicts regarding financial reporting.

        17.   To confer with the Auditors and with management regarding the scope, adequacy and effectiveness of financial reporting controls in effect, including any special audit steps taken in the event of material control deficiencies.

        18.   Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

        19.   To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        20.   To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the

Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

        21.   To review and report to the Board the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Business Conduct and Ethics, including review and approval of insider and related-party transactions as required by Nasdaq rules.

        22.   To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

        23.   To prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

        24.   To review and assess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

        25.   To report to the Board with respect to material issues that arise regarding the quality or integrity of the financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

        26.   To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

        27.   To develop a set of corporate governance principles applicable to the Company, and periodically review and assess these principles and their application and recommend any changes to the Board for consideration.

        28.   To review and make recommendations to the Board regarding proposals of stockholders that relate to corporate governance.

        It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

APPENDIX B

FORM OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TRIPATH TECHNOLOGY INC.

A Delaware Corporation

        Tripath Technology Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

        A.    The name of this Corporation is Tripath Technology Inc.

        B.    The date of filing of this Corporation's original Certificate of Incorporation with the Secretary of the State of Delaware was July 12, 2000.

        C.    Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, this Restated Certificate of Incorporation restates, integrates and amends the provisions of the Corporation's Amended and Restated Certificate of Incorporation as follows:

        ONE.    The name of this Corporation is Tripath Technology Inc.

        TWO.    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

        THREE.    The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOUR.    This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock which this corporation is authorized to issue is 100,000,000, with a par value of $0.001, and the total number of shares of Preferred Stock which this corporation is authorized to issue is 5,000,000, with a par value of $0.001.

        The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, to fix the number of shares of any such series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors is authorized, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation of any series, and to fix the number of shares of any series.

        FIVE.    The Corporation is to have perpetual existence.

        SIX.    Elections of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins or unless the Bylaws of the Corporation shall so provide.

        SEVEN.    The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be designated in the Bylaws of the Corporation.

        Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors.

        Notwithstanding the foregoing provisions of this Article, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required for the adoption, amendment or repeal of the following sections of the Corporation's Bylaws by the stockholders of the Corporation: 2.2 (Annual Meeting) and 2.3 (Special Meeting).

        No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws.

        Any director, or the entire Board of Directors, may be removed from office at any time (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class; or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

        EIGHT.

        A.    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation or any subsidiary of the Corporation shall not be personally liable to the Corporation or its stockholders and shall otherwise be indemnified by the Corporation for monetary damages for breach of fiduciary duty as a director of the Corporation, any predecessor of the Corporation or any subsidiary of the Corporation.

        B.    The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation, any predecessor of the Corporation or any subsidiary of the Corporation or serves or served at any other enterprise as a director or officer at the request of the Corporation, any predecessor to the Corporation or any subsidiary of the Corporation.

        C.    Neither any amendment nor repeal of this Article Eight, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article Eight, shall eliminate or reduce the effect of this Article Eight, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article Eight, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

        NINE.    Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any rights of designation of Preferred Stock conferred on the Board of Directors pursuant to Article Four, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Article Seven or this Article Nine.

        TEN.    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Article Nine of this Certificate, and all rights conferred upon the stockholders herein are granted subject to this right.

        ELEVEN.    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

        TWELVE.    Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

        THIRTEEN.    Advance written notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

        FOURTEEN.    Stockholders shall not be entitled to cumulative voting rights for the election of directors, unless the Corporation is subject to Section 2115(b) of the CGCL at the time of such election. During such time or times that the Corporation is subject to Section 2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder deems fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (a) the names of such candidate or candidates have been placed in nomination prior to the voting and (b) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

        This Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

        IN WITNESS WHEREOF, Tripath Technology Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Dr. Adya S. Tripathi, its President and Chief Executive Officer, and attested by David P. Eichler, its Secretary, this            day of                        , 2003.

TRIPATH TECHNOLOGY INC.
Dr. Adya S. Tripathi, Ph.D. President and Chief Executive Officer
Attested:
David P. Eichler, Secretary

APPENDIX C

FORM OF
CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF TRIPATH TECHNOLOGY, INC.

A Delaware Corporation

        Tripath Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

        A:    The original name of this Corporation is Tripath Technology Inc., and the date of filing of the original Certificate of Incorporation with the Secretary of State of the State of Delaware is July 12, 2000.

        B:    The Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 and Section 245 of the Delaware General Corporation Law by the Board of Directors of the Corporation.

        C:    The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions amending the first paragraph of Article Four of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

  FOUR:    This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock which this Corporation is authorized to issue is 100,000,000, with a par value of $0.001 per share, and the total number of shares of Preferred Stock which this Corporation is authorized to issue is 5,000,000, with a par value of $0.001 per share. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [*] shares of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one (1) share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq National Market or The Nasdaq SmallCap Market, as applicable, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The number of authorized shares of Common Stock shall remain at 100,000,000.

        D:    This Certificate of Amendment of the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

*
These amendments approve the combination of any whole number of shares of Common Stock between and including five (5) and twenty (20) into one (1) share of Common Stock. By these amendments, you are approving each of the sixteen amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. The other fifteen proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to do any reverse split in which case all sixteen proposed amendments will be abandoned. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

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        IN WITNESS WHEREOF, Tripath Technology Inc. has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by Dr. Adya S. Tripathi, its President and Chief Executive Officer, and attested by David P. Eichler, its Secretary, this            day of                        , 2003.

TRIPATH TECHNOLOGY INC.
Dr. Adya S. Tripathi, Ph.D. President and Chief Executive Officer
Attested:
David P. Eichler, Secretary

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TRIPATH TECHNOLOGY INC. 2560 Orchard Parkway San Jose, CA 95131
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 16, 2003
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 AMENDMENT OF ARTICLE FOURTEEN OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL 2 ELECTION OF DIRECTORS
PROPOSAL 3 APPROVAL OF 2000 STOCK PLAN, AS AMENDED
PROPOSAL 4 AMENDMENT OF ARTICLE SEVEN OF THE CERTIFICATE
PROPOSAL 5 AMENDMENTS TO THE CERTIFICATE TO EFFECT A REVERSE STOCK SPLIT
BENEFICIAL OWNERSHIP†
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS †
COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*) AMONG TRIPATH TECHNOLOGY INC., NASDAQ STOCK MARKET AND S&P SEMICONDUCTORS INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEMNIFICATION AGREEMENTS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
APPENDIX A TRIPATH TECHNOLOGY INC. AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
APPENDIX B FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TRIPATH TECHNOLOGY INC. A Delaware Corporation
APPENDIX C FORM OF CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TRIPATH TECHNOLOGY, INC. A Delaware Corporation